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                                                                    EXHIBIT 10.8

THE RIGHTS OF THE HOLDER OF THIS NOTE ARE SUBJECT TO THE TERMS AND PROVISIONS OF THAT CERTAIN INTERCREDITOR AGREEMENT DATED MARCH 10, 1995 BETWEEN THE BUDD COMPANY AND CONGRESS FINANCIAL CORPORATION.

                                    TERM NOTE
                                    ---------
$1,626,294                                            Philadelphia, Pennsylvania
                                                           Dated: March 10, 1995

                  FOR VALUE RECEIVED, POLYCHEM CORPORATION, a corporation organized under the laws of the Commonwealth of Pennsylvania, having its principal office at 275 Geiger Road, Philadelphia, PA 19115 ("Maker"), promises to pay to the order of THE BUDD COMPANY, a Michigan corporation, having its principal office at 3155 West Big Beaver Road, Box 2601, Troy, MI 48084 ("Payee"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of ONE MILLION FIVE HUNDRED AND ELEVEN THOUSAND DOLLARS ($1,511,000), lawful money of the United States, on or before March 31, 2003 (the "Maturity Date"), which principal sum shall bear interest as set forth below.

                  1. Maker, Payee and The Eastwind Group, Inc. ("Surety") have entered into an Asset Purchase Agreement of even date herewith ("Asset Agreement"), pursuant to which Maker has agreed to purchase certain assets and assume certain liabilities of the Polychem Division of the Payee. This Term Note evidences Maker's obligation to pay Payee that portion of the Purchase Price in connection with the Asset Agreement not paid in cash or by delivery of the Retainage Note at Closing. This Term Note is specifically subject to Section
13.8 of the Asset Agreement, which is incorporated herein by reference. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Asset Agreement.

                  2. (a) Maker shall pay the principal due hereunder in twenty
(20) equal consecutive quarterly installments ("Regular Quarterly Principal Payments") commencing on the third (3rd) anniversary of the last day of the month during which Closing occurs, and continuing on the last day of each third month thereafter, until the principal amount hereof is fully paid.

                     (b) Notwithstanding subsection (a) above, but subject to subsection (c) and Sections 5, 6 and 7 below, if the amount of any Regular Quarterly Principal Payment exceeds an amount equal to the Net Cash Flow of Maker for its last fiscal quarter ending prior to the date on which such Regular Quarterly Principal Payment is due (a "Related Fiscal Quarter"), then Maker may defer payment of the excess, but not more than twenty-five percent (25%) of the amount of such Regular Quarterly Principal Payment, which shall be accrued ("Accrual") and shall continue to bear interest as set forth in Section 3 below. All Accruals and interest thereon shall be paid immediately to the extent that Maker's Net Cash Flow for any subsequent fiscal



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quarter exceeds the next Regular Quarterly Principal Payment due at or after the and of such fiscal quarter.

                     (c) Maker shall calculate its Net Cash Flow and deliver such calculation to Payee as soon as possible after the end of each of its fiscal quarters, but in any event within fifteen (15) days thereafter, and shall deliver to Payee any, work papers, financial statements and other books and records requested by Payee in connection with such calculation.

                     (d) Notwithstanding anything contained in subsection (b) above, the entire principal amount hereof, including all Accruals under subsection (b) and all interest due hereunder, shall be due and payable on the Maturity Date.

                     (e) For purposes of this Term Note, "Net Cash Flow" for any fiscal quarter shall mean the net income of Maker plus non-cash expenses included in the calculation of net income, less payments of principal which are due under the terms of that certain Loan and Security Agreement with Congress Financial Corporation of even date herewith (or any amendment, restatement or refinancing thereof) and are actually paid (but not including any prepayment, accelerated payment or payment made pursuant to any amendment or modification of such Loan Agreement), plus or minus any net change in working capital from the prior fiscal quarter, plus the amount of any capital expenditures up to but not exceeding the amount of depreciation of property, plant and equipment owned by maker on the date hereof. Such calculations shall be made on a cash basis for each fiscal quarter. Except to the extent otherwise specifically defined herein, all financial terms used herein shall have the meanings ascribed thereto under generally accepted accounting principles, consistently applied ("GAAP"). All calculations under this Term Note shall be made in accordance with GAAP, in a consistent manner and consistent with the application of such principles in the preparation of the Maker's financial statements.

                  3. The unpaid principal balance under this Term Note shall bear interest at the rate of eight percent (8%) per annum commencing on the date hereof through and including the Maturity Date hereof. Interest on the unpaid principal balance hereof shall be paid quarterly beginning on the last day of the third month following the end of the month in which Closing occurs and continuing on the last day of each third month thereafter, until the principal amount hereof is fully paid. No payment of interest may be deferred or accrued.

                  4. Notwithstanding Section 3 above, any payment of principal and, to the extent permitted by law, interest, of or on this Term Note which is not paid in full when due shall bear interest at a rate per annum of twelve percent (12%) (the "Default Rate"), payable on demand.

                  5. Notwithstanding the other provisions of this Term Note to the contrary, the entire principal amount, including Accruals, as well as all interest and other amounts due hereunder, shall accelerate and become immediately due and payable upon (a) the conveyance,


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transfer, sale or assignment of a substantial portion of the Maker's business or assets, (b) the assumption by any person or entity of a substantial portion of the Maker's liabilities or obligations, or (c) the transfer, sale or assignment of more than fifty percent (50%) of the Maker's voting securities or equity securities.

                  6. Maker shall give written notice to Payee immediately upon the occurrence of an Event of Default (as hereinafter defined) or of any event or occurrence which, with the passage of time or the giving of notice would constitute an Event of Default. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

                     (a) if any payment hereunder is not paid when due, whether principal, interest or otherwise, or any other event of default, default, breach or violation shall occur under this Term Note; or

                     (b) if any event of default, default, breach or violation shall occur with respect to any obligation or liability of the maker or the Surety to the Payee under the Surety Agreement of even date herewith.

                     (c) if the Maker becomes insolvent or makes an assignment for the benefit of creditors, or if any petition is filed by or against the Maker under any provision of any state or federal law or statute, including without limitation, any provision of the Bankruptcy Reform Act of 1978, as amended, alleging that the Maker is insolvent or unable to pay debts as they mature which, in the case of an involuntary proceeding, shall continue for sixty
(60) days without being stayed, set aside or vacated;

                     (d) if (A) there shall be declared in writing a breach of or a default under any other instrument, document or agreement respecting borrowed money including without limitation the Loan and Security Agreement of even date herewith between Maker and Congress Financial (and any amendment, restatement, or refinancing thereof) or (B) the creditor thereunder shall cease making additional loans and seek to enforce or exercise generally its remedies with respect thereto against its collateral or otherwise; or

                     (e) if a judgment for the payment of money in excess of $50,000 or judgments in the aggregate in excess of $100,000 shall be rendered against Maker and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed.

                  7. Upon the occurrence of an Event of Default, the outstanding balance of this Term Note, including without limitation all Accruals, interest and other sums due hereunder, shall be and become due and payable immediately without presentment, protest, notice or demand to or upon Maker or any surety, and Payee shall have such rights and remedies in respect of such sums as provided by applicable law or in equity or under this Term Note. In the event of any Event of Default, Payee may also recover from Maker all costs and other expenses in


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connection therewith, together with reasonable attorneys' fees, together with interest thereon and on any judgment obtained by Payee, at the Default Rate, including interest at that rate from and after the date of any execution, judicial or foreclosure sale until actual payment is made to Payee of the full amount due Payee.

                  8. Payments hereunder shall be applied first to Accruals, second to interest and other sums other than principal then due, third to principal payments due but unpaid, and last to principal in the inverse order of maturity. No prepayment of principal shall reduce the amounts of scheduled installments or relieve Maker from the obligation of paying any scheduled installment on each installment payment date, until the unpaid principal has been paid in full.

                  9. Maker, all endorsers hereon and all sureties hereof, jointly and severally, waive presentment, demand, notice of demand, protest, notice of protest and notice of nonpayment or dishonor of this Term Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Term Note. The granting, without notice, of any extension of time for the payment of any sum due under this Term Note or for the performance of any covenant, condition or agreement in connection herewith, or the taking or release of security or other or additional guaranties with respect thereto, shall in no way release or discharge the liability of Maker or of any endorsers or any sureties. Maker and all endorsers and sureties agree that additional makers, endorsers or sureties may become parties hereto without notice to them or affecting their liability hereunder.

                  10. This Term Note shall be the joint and several obligation of maker and all endorsers hereon and all sureties thereof and shall be binding upon them and their successors and assigns. All of the rights and remedies given to Payee hereunder and all rights and remedies arising under applicable law shall be cumulative and concurrent, and may be pursued singly, successively, or together at the sole discretion of Payee and may be exercised as often as occasion therefor shall occur. The exercise by Payee of any of the rights and remedies, to which Payee is entitled hereunder or under applicable law-shall not constitute a waiver of any other remedy to which Payee may be so entitled. In addition, the failure of Payee to exercise any right or remedy to which Payee is entitled hereunder or under applicable law shall in no event be construed as a waiver or release thereof.

                  11. Maker hereby waives and releases all errors, defects and imperfections in any proceedings instituted by Payee under the term of this Term Note, as well as all benefit that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, of Maker, or any part of the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, or providing for any stay of execution to be issued on any judgment recovered on this Term Note or in any action to foreclose on any collateral security, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order desired by Payee.


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                  12. THE MAKER AND THE PAYEE (BY ACCEPTANCE HEREOF) HEREBY
KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY THE MAKER OR THE PAYEE MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW, OR IN EQUITY, IN CONNECTION, WITH THIS AGREEMENT OR THE TRANSACTIONS RELATED THERETO. THE MAKER REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE PAYEE HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE PAYEE WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. THE MAKER ACKNOWLEDGES THAT THE PAYEE HAS BEEN INDUCED TO ACCEPT THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

                  13. THE MAKER HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ATTORNEYS OR THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ANY OTHER STATE UPON THE FAILURE OF THE MAKER TO PAY WHEN DUE ANY SUM PAYABLE BY THE MAKER HEREUNDER TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE MAKER FOR SUCH SUMS AS SHALL HAVE BECOME DUE UNDER THIS AGREEMENT, IN EITHER CASE WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND WITH THE GREATER OF FIVE PERCENT (5%) OF SUCH SUMS OR $7,000 ADDED AS A REASONABLE ATTORNEY'S FEE FOR COLLECTION. THE MAKER HEREBY WAIVES THE RIGHT OF INQUISITION ON ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMNS THE SAME, AUTHORIZES THE PROTHONOTARY OR CLERK TO ENTER UPON THE WRIT OF EXECUTION SAID VOLUNTARY CONDEMNATION AND AGREES THAT SAID REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION; AND ALSO WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. THE MAKER ALSO HEREBY WAIVES ITS RIGHT TO OBJECT TO AND RELEASES ALL PROCEDURAL ERRORS IN SUCH PROCEEDINGS. IF A COPY OF THIS AGREEMENT, VERIFIED BY AFFIDAVIT OF THE PAYEE OR SOMEONE ON BEHALF OF THE PAYEE, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AGREEMENT AS A WARRANT OF ATTORNEY. SUCH AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE MAKER SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, AND JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR.

                  14. All notices and deliveries in connection with this Term Note shall be given by deposit in the United States mail, return receipt requested, addressed as set forth on page one hereof, and shall be effective an receipt by the addressee.



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                  15. If any provision of this Term Note is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Term Note shall remain in full force and effect and shall be liberally construed in favor of Payee in order to effect the provisions of this Term Note. In addition, in no event shall the rate of interest payable under this Term Note exceed the maximum rate of interest permitted to be charged by applicable law (including choice of law rules) and any interest paid in excess of such permitted rate shall be refunded to Maker. Such refund shall be made by application of the excessive amount of interest paid against any sums outstanding and shall be applied in such order as Payee may determine. If the excessive amount of interest paid exceeds the sums outstanding the portion exceeding the said sums outstanding shall be refunded in cash by Payee. Any such crediting or refund shall not cure or waive any Event of Default by Maker hereunder. Maker agrees, however, that in determining whether or not any interest payable under this Term Note exceeds the highest rate permitted by law, any non-principal payment including, without limitation, prepayment fees and late charges, shall be deemed to the extent permitted by law, to be an expense, fee, premium or penalty rather than interest.

                  16. Payee shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is, in writing and signed by Payee, and then only to the extent specifically set forth in the writing. A waiver on one event shall not be construed as continuing or as a bar to or waiver of any right or remedy to a subsequent event.

                  17. This Term Note shall be governed by and construed in accordance with the laws, including equitable principles but without regard to principles of conflict of laws, of the Commonwealth of Pennsylvania, in all respects.

                  MAKER REPRESENTS AND ACKNOWLEDGES THAT IT HAS REVIEWED ALL OF THE PROVISIONS OF THIS TERM NOTE WITH AN ATTORNEY, INCLUDING WITHOUT LIMITATION PARAGRAPHS 12 AND 13. THE MAKER UNDERSTANDS THAT THE PROVISIONS OF PARAGRAPHS 12 AND 13 INVOLVE THE WAIVER OF CERTAIN CONSTITUTIONAL RIGHTS, AND ACKNOWLEDGES THAT THE MAKER HAS KNOWINGLY AND VOLUNTARILY WAIVED SUCH RIGHTS AFTER REVIEWING THE PROVISIONS OF PARAGRAPHS 12 AND 13 WITH ITS ATTORNEY.



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                  IN WITNESS WHEREOF, the Maker, intending to be legally bound hereby, has executed these presents the day and year first written above.


Attest:                          (SEAL)                     POLYCHEM CORPORATION



By: /s/ John R. Thach                              By: /s/ Paul A. DeJuliis
    -------------------------                          -------------------------
    John R. Thach                                      Paul A. DeJuliis
    Secretary                                          Chairman, CEO & Treasurer



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